                                                      PROSPECTUS APRIL 30, 2003

     STRATEGIC PARTNERS
     OPPORTUNITY FUNDS

     STRATEGIC PARTNERS MID-CAP VALUE FUND

     Objective: Seeks long-term growth of capital



     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

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Table of Contents
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1   Risk/Return Summary
1   Investment Objective and Principal Strategies
2   Principal Risks
3   Fees and Expenses

5   How the Fund Invests
5   Investment Objective and Policies
7   Other Investments and Strategies
11  Investment Risks

14  How the Fund is Managed
14  Board of Trustees
14  Manager
14  Investment Advisers
15  Portfolio Managers
15  Distributor

16  Fund Distributions and Tax Issues
16  Distributions
17  Tax Issues
18  If You Sell or Exchange Your Shares

20  How to Buy, Sell and Exchange Shares of the Fund
20  How to Buy Shares
28  How to Sell Your Shares
31  How to Exchange Your Shares
33  Telephone Redemptions or Exchanges
34  Expedited Redemption Privilege

35  Financial Highlights

39  The Strategic Partners Mutual Fund Family

    For More Information (Back Cover)



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This section highlights key information about the STRATEGIC PARTNERS MID-CAP VALUE FUND, which we refer to as "the Fund." The Fund is a separate series of STRATEGIC PARTNERS OPPORTUNITY FUNDS, formerly Strategic Partners Series (the "Trust"). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. We normally invest at least 80% of the Fund's investable assets in equity securities of mid-cap companies, that is, companies with total market capitalizations that lie within the range of market capitalizations of the companies listed in either the Russell Midcap Index or Standard & Poor's MidCap 400 Index (measured at the time of purchase). As of March 31, 2003, the market capitalizations of companies in the Russell Midcap Index ranged from 234 million to $14.3 billion and the market capitalizations of companies in the S&P MidCap 400 ranged from $162 million to $8.1 billion. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The
-------------------------        Fund's strategy is to combine the efforts
WE ARE VALUE INVESTORS.          of two investment advisers (each, an
IN DECIDING WHICH STOCKS TO BUY, Adviser) and to invest in their favorite
EACH INVESTMENT ADVISER USES     stock selection ideas.
WHAT IS KNOWN AS A VALUE         Each Adviser utilizes a value investment
INVESTMENT STYLE. THIS MEANS     style to select portfolio securities. The
THAT EACH ADVISER WILL INVEST IN Advisers select securities of companies in
STOCKS THAT IT BELIEVES ARE      which they have the highest confidence
UNDERVALUED BASED ON ITS         and they may invest more than 5% of the
ANALYSIS OF PRICE-TO-CURRENT     Fund's assets in any one issuer. The
EARNINGS, BOOK VALUE, ASSET      equity-related securities in which the Fund
VALUE, OR OTHER FACTORS.         primarily invests are common stocks.
-------------------------
   Generally, each Adviser will consider selling or reducing a stock position when, in its opinion, the company no longer exhibits the characteristics that foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns or which no longer meets the Adviser's definition of a value stock. A price decline of a stock does not necessarily mean that an Adviser will sell the stock at that time. During market declines,


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either Adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the Adviser invests. Conversely, in rising markets, either Adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the Adviser's portfolio segment.
   While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The Fund's holdings can vary significantly from broad market indexes, and performance of the Fund can deviate from the performance of such indexes. Stock of mid-cap companies may be more volatile than, and not as readily marketable as, those of larger companies.
   Since our objective is long-term growth of capital, the companies we invest in generally reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.
   The Fund is NONDIVERSIFIED, meaning that we can invest more than 5% of our assets in the securities of any one issuer. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.
                                     * * *
   Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
Because the Fund has not been in existence for one complete calendar year, no performance history is included in this prospectus.


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FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Classes A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same Fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CLASS A    CLASS B    CLASS C    CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                       5%       None         1%       None
Maximum deferred sales charge (load) (as
 a percentage of the lower of original
 purchase price or sale proceeds)             1%/2/      5%/3/      1%/4/    None
Maximum sales charge (load) imposed on
 reinvested dividends and other
 distributions                              None       None       None       None
Redemption fees                             None       None       None       None
Exchange fee                                None       None       None       None

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                         CLASS A   CLASS B CLASS C CLASS Z
Management fees                           0.90%      0.90%   0.90%   0.90%
+ Distribution and service (12b-1) fees   0.30%/5/   1.00%   1.00%    None
+ Other expenses                          0.51%      0.51%   0.51%   0.51%
= TOTAL ANNUAL FUND OPERATING EXPENSES    1.71%      2.41%   2.41%   1.41%
- Fee waiver                               .05%       None    None    None
= NET ANNUAL FUND OPERATING EXPENSES      1.66%/5/   2.41%   2.41%   1.41%

1Your broker may charge you a separate or additional fee for purchases and sales of shares.
2Investors who purchase $1 million or more of Class A shares are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).
3The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
4The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
5For the fiscal year ending 2-29-04, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


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EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first two fiscal years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

               1 YR  3 YRS  5 YRS 10 YRS
Class A shares $660 $1,007 $1,377 $2,414
Class B shares $744 $1,051 $1,385 $2,492
Class C shares $442 $  844 $1,373 $2,819
Class Z shares $144 $  446 $  771 $1,691

You would pay the following expenses on the same investment if you did not sell your shares:

               1 YR  3 YRS  5 YRS 10 YRS
Class A shares $660 $1,007 $1,377 $2,414
Class B shares $244 $  751 $1,285 $2,492
Class C shares $342 $  844 $1,373 $2,819
Class Z shares $144 $  446 $  771 $1,691


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INVESTMENT OBJECTIVE AND POLICIES
In pursuing our objective of LONG-TERM GROWTH OF CAPITAL, we normally invest at least 80% of the Fund's investable assets in equity-related securities of mid-cap companies that the Advisers believe have strong capital appreciation potential. The Trust will provide 60 days' prior written notice to shareholders of any change in the Fund's non-fundamental policy of investing 80% of its investable assets in equity-related securities of mid-cap companies.
   In addition to common stocks, equity-related securities include nonconvertible preferred stocks; convertible securities; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. REITs invest primarily in real estate and distribute almost all of their income--most of which comes from rents, mortgages and gains on sales of property--to shareholders. While REITs themselves do not pay income taxes, the distributions they make to investors are taxable.
   The Fund intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

INVESTMENT STYLE
In selecting individual companies for investment, R. Elise Baum, a portfolio manager at FUND ASSET MANAGEMENT, L.P., DOING BUSINESS AS MERCURY ADVISORS (MERCURY), leads a team that seeks mid-cap companies that are trading at the low end of their historical valuation ranges based on one or more factors, such as:
  .  return on capital,
  . price/book, price/earnings or price/sales ratios, . strong management,
  . particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche,
  . the potential to increase earnings over an extended period of time, and . industry- or company-related developments that may lead to a strong rebound within 12 to 18 months.


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   Mercury also considers other factors, including the level of competition in an industry or the extent of government regulation. Mercury will also consider investing the Fund's assets in a company that has suffered a recent earnings decline if Mercury believes that the decline is temporary or cyclical and will not significantly affect the company's long-term growth prospects. Mercury expects to select up to about 50 to 60 different companies for the Fund's investment.

   In selecting mid-cap companies for investment, William C. Nygren, CFA, Robert M. Levy and Michael J. Mangan, CFA, CPA, portfolio managers at HARRIS ASSOCIATES L.P. (HARRIS), believe that, over time, a company's stock price converges with the company's "true business value," which Harris considers to be an estimate of the price that a knowledgeable buyer would pay to acquire the company's entire business. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:
  .  free cash flows and intelligent investment of excess cash;
  . earnings that are growing and are reasonably predictable; and . high level of manager ownership.
   Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or industries. Once Harris determines that a stock is selling at a significant discount to its true business value (typically 60% of its estimated worth) and the company has the additional qualities mentioned above, Harris generally will consider buying that stock for the Fund. Harris expects to select about 15 to 25 different companies for the Fund's investment.

DIVISION OF ASSETS
Strategy. Under normal conditions, there will be an approximately equal division of the Fund's assets between the two Advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two Advisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.


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Impact of Reallocations. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each Adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Fund or that the two Advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one Adviser buys a security as the other adviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase had occurred, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain the Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.
                                    *  *  *
   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the Fund's principal strategies described above, we may also use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES
We may invest in FOREIGN SECURITIES, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.


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MONEY MARKET INSTRUMENTS
The Fund may temporarily hold cash or invest in high-quality foreign or domestic MONEY MARKET INSTRUMENTS pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 80% of the Fund's investable assets in equity-related securities of mid-cap companies. Money market instruments include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars).

REPURCHASE AGREEMENTS
The Fund may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic, political or other conditions, we may temporarily invest up to 100% of the Fund's assets in MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when securities markets are unstable.

U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

SHORT SALES
The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it


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borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

DERIVATIVE STRATEGIES
We may use a number of alternative investment strategies--including derivatives--to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives--such as FUTURES, OPTIONS AND OPTIONS ON FUTURES--involve costs and can be volatile. With derivatives, an Adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. An Adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on securities and on securities indexes traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery


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of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.
   For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER
As a result of its investment strategies, the Fund may have an annual portfolio turnover rate of up to 100%, attributable to, among other things, reallocation of Fund assets between Advisers. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains. For the fiscal period ended February 28, 2003 the Fund's portfolio turnover rate was 62%.


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INVESTMENT RISKS
As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they will normally be used by the Advisers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. See "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE
% of Fund's Assets             RISKS                               POTENTIAL REWARDS
EQUITY-RELATED               . Individual stocks could           . Historically, stocks have
SECURITIES                     lose value                          outperformed other
                             . The equity markets could            investments over the long
At least 80% of investable     go down, resulting in a             term
assets                         decline in value of the           . Generally, economic
                               Fund's investments                  growth means higher
                             . Changes in economic or              corporate profits, which
                               political conditions, both          lead to an increase in
                               domestic and                        stock prices, known as
                               international, may result           capital appreciation
                               in a decline in value of
                               the Fund's investments
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MEDIUM CAPITALIZATION        . Stocks of medium size             . Highly successful
STOCKS                         companies are more                  medium-size companies
                               volatile and may decline            can outperform larger
At least 80% of investable     more than those in the              ones
assets                         S&P 500
                             . Medium-size companies
                               are more likely to reinvest
                               earnings and not pay
                               dividends
                             . Changes in interest rates
                               may affect the securities
                               of medium-size
                               companies more than the
                               securities of larger
                               companies
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INVESTMENT TYPE (CONT'D)
% of Funds Assets              RISKS                                POTENTIAL REWARDS
FOREIGN SECURITIES           . Foreign markets,                   . Investors can participate
                               economies and political              in the growth of foreign
Up to 20%                      systems may not be as                markets through
                               stable as in the U.S.                investments in companies
                             . Currency risk--changing              operating in those
                               values of foreign                    markets
                               currencies can cause               . May profit from changing
                               losses                               values of foreign
                             . May be less liquid than              currencies
                               U.S. stocks and bonds              . Opportunities for
                             . Differences in foreign               diversification
                               laws, accounting
                               standards, public
                               information, custody and
                               settlement practices may
                               provide less reliable
                               information on foreign
                               investments and may
                               involve more risk
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DERIVATIVES                  . The value of derivatives           . The Fund could make
                               (such as futures and                 money and protect
Percentage varies; usually     options) that are used to            against losses if the
up to 10%                      hedge a portfolio security           investment analysis proves
                               is determined                        correct
                               independently from that            . Derivatives that involve
                               security and could result            leverage could generate
                               in a loss to the Fund                substantial gains at low
                               when the price movement              cost
                               of a derivative used as a          . One way to manage the
                               hedge does not correlate             Fund's risk/return balance
                               with a change in the                 is by locking in the value
                               value of the portfolio               of an investment ahead of
                               security.                            time
                             . Derivatives may not have           . Hedges that correlate well
                               the intended effects and             with an underlying
                               may result in losses or              position can reduce or
                               missed opportunities                 eliminate investment
                             . The other party to a deri-           income or capital gains at
                               vatives contract could               low cost
                               default
                             . Derivatives can increase
                               share price volatility and
                               those that involve
                               leverage could magnify
                               losses
                             . Certain types of
                               derivatives involve costs to
                               the Fund that can reduce
                               returns
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INVESTMENT TYPE (CONT'D)
% of Fund's Assets            RISKS                                  POTENTIAL REWARDS
REAL ESTATE INVESTMENT      . Performance depends on               . Real estate holdings can
TRUSTS (REITS)                the strength of the real               generate good returns
                              estate market, REIT                    from rents, rising market
Up to 25%; usually less       management and                         values, etc.
than 10%                      property management                  . Greater diversification
                              which can be affected by               than direct ownership
                              many factors, including
                              national and regional
                              economic conditions
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U.S. GOVERNMENT             . Not all are insured or               . May preserve the Fund's
SECURITIES                    guaranteed by the U.S.                 assets
                              government but only by               . Principal and interest may
Up to 20%; usually less       the issuing agency                     be guaranteed by the
than 10%                    . Limits potential for capital           U.S. government
                              appreciation
                            . Interest rate risk--the risk
                              that the value of most debt
                              obligations will fall when
                              interest rates rise; the
                              longer its maturity, the
                              more its value typically falls
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SHORT SALES                 . May magnify underlying               . May magnify underlying
                              investment losses                      investment gains
Up to 25% of net assets;    . Investment costs may
usually less than 10%         exceed potential underlying
                              investment gains
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ILLIQUID SECURITIES         . May be difficult to value            . May offer a more
                              precisely                              attractive yield or
Up to 15% of net assets     . May be difficult to sell at            potential for growth than
                              the time or price desired              more widely traded
                                                                     securities
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MONEY MARKET                . Limits potential for capital         . May preserve the Fund's
INSTRUMENTS                   appreciation and                       assets
                              achieving the Fund's
Up to 20% under normal        objective
circumstances; up to 100%   . Credit risk--the risk that
on a temporary basis          the default of an issuer
                              would leave the Fund with
                              unpaid interest or principal
                            . Market risk--the risk that
                              the market value of an
                              investment may move up
                              or down. Market risk may
                              affect an industry, a sector
                              or the market as a whole
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BOARD OF TRUSTEES

The Trust's Board of Trustees (the Board) oversees the actions of the Manager, Advisers and Distributor, and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI was paid 0.90% for the most recent fiscal year. PI has responsibility for all investment advisory services and supervises the Advisers.

   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2002, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

   Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Trust. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI also is responsible for monitoring the performance of the Advisers.

   PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PI to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with Advisers. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements made pursuant to the Order.

INVESTMENT ADVISERS

Each Adviser is responsible for the day-to-day management of the segment of the Fund that it manages. PI, not the Fund, pays the Advisers.


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How the Fund is Managed
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   MERCURY and HARRIS serve as the Fund's Advisers.

   Mercury was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Mercury and its affiliates had approximately $442 billion in investment company and other portfolio assets under management as of March 31, 2003. Mercury's address is 800 Scudders Mill Road, Plainsboro, NJ 08536.


   Harris is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P., which, in turn, is owned by CDC IXIS Asset Management, a French institutional money management firm and investment arm of CDC IXIS (formerly Caisse des Depots Group, a global bank headquartered in Paris).Harris manages the Oakmark Family of Funds' investments and business affairs. Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1976. Harris had approximately $30.1 billion in investment company and other portfolio assets under management as of December 31, 2002. Harris' address is Two North LaSalle Street, Chicago, IL 60602-3790.

PORTFOLIO MANAGERS

R. ELISE BAUM has primary day-to-day responsibility for the Mercury-advised portion of the Fund. Ms. Baum also manages the Merrill Lynch Mid Cap Value Fund. A Managing Director of Mercury, she joined Mercury in 1995.


   WILLIAM C. NYGREN, CFA, ROBERT M. LEVY and MICHAEL J. MANGAN, CFA, CPA, are the co-portfolio managers for the Harris-advised portion of the Fund. Mr. Nygren also co-manages the Oakmark Select Fund and the Oakmark Fund. A Portfolio Manager at Harris, Mr. Nygren joined Harris in 1983. Chairman and CIO of Harris, Mr. Levy joined Harris in 1985. A Portfolio Manager at Harris, Mr. Mangan joined Harris in 1997, prior to which he was a portfolio manager with Stein, Roe & Farnham.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust. The Trust has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Trust's Class A, B, C and Z shares and provides certain shareholder support services. The Trust pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class
Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.


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Fund Distributions and Tax Issues
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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and other distributions from the Fund also may be subject to state and local income taxes.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.
   The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.
   For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will


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Fund Distributions and Tax Issues
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receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date for a distribution that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when distributions are paid out, the value of each share of


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the Fund decreases by the amount of the distribution to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED a CAPITAL
---------                                gain, which is subject to tax unless
                                         you hold shares in a qualified or
[GRAPHIC]                                tax- deferred plan or account. The
                                         amount of tax you pay depends on how
                                         long you owned your shares and
---------
when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
   Exchanging your shares of the Fund for the shares of another Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a TAXABLE EVENT. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


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   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS), at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a contingent deferred sales charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  .  The amount of your investment
  . The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


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  . The different sales charges that apply to a share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
  .  Whether you qualify for any reduction or waiver of sales charges
  . The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances
  . The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser because another share class (such as Class A) may be more beneficial given your circumstances.
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
  .  Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------------
                            CLASS A          CLASS B         CLASS C           CLASS Z
Minimum purchase            $1,000           $1,000          $2,500            None
 amount/1/
Minimum amount for          $100             $100            $100              None
 subsequent purchases/1/
Maximum initial sales       5% of the public None            1% of the public  None
 charge                     offering price                   offering price/2/
Contingent Deferred         1%/4/            If sold during: 1% on sales       None
 Sales Charge                                Year 1    5%    made within
 (CDSC)/3/                                   Year 2    4%    18 months of
                                             Year 3    3%    purchase
                                             Year 4    2%
                                             Years 5/6  1%
                                             Year 7    0%
Annual distribution and     .30 of 1%;       1%              1%                None
 service (12b-1) fees shown (.25 of 1%
 as a percentage of         currently)
 average net assets/5/

1The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."
21.01% of the net amount invested.
3For more information about the CDSC and how it is calculated, see "How to Sell
 Your Shares--Contingent Deferred Sales Charge (CDSC)."
4Investors who purchase $1 million or more of Class A shares and sell shares within 12 months of purchase are subject to 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.

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5These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal year ending 2-29-04, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                      SALES CHARGE AS %  SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
Less than $25,000                 5.00%              5.26%       4.75%
$25,000 to $49,999                4.50%              4.71%       4.25%
$50,000 to $99,999                4.00%              4.17%       3.75%
$100,000 to $249,999              3.25%              3.36%       3.00%
$250,000 to $499,999              2.50%              2.56%       2.40%
$500,000 to $999,999              2.00%              2.04%       1.90%
$1 million and above*              None               None        None

*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.

   To satisfy the purchase amounts above, you can:
  .  Invest with an eligible group of investors who are related to you
  . Buy Class A shares of two or more Strategic Partners mutual funds at the same time
  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Strategic Partners mutual fund shares that you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)


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  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Strategic Partners mutual funds within 13 months.

   The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a rabbi trust, or a nonqualified deferred compensation plan.

Mutual Fund Programs. Waivers are also available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with the Fund's Distributor relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of the Manager and its affiliates, the Advisers of Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


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WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company. These purchases must be made within 60 days of the redemption. This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Fund can be purchased by any of the following:
  . Any Benefit Plan, as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets,
  . Current and former Trustees of the Strategic Partners mutual funds, including the Trust,
  . The Manager or an Adviser or one of their respective affiliates, with an investment of $10 million or more, or
  .  Qualified state tuition programs (529 plans).

PAYMENT TO THIRD PARTIES
In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


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CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1 fees) for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares.
   We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).

-------------------------           The Fund's portfolio securities are
MUTUAL FUND SHARES               valued based upon market quotations or,
THE NAV OF MUTUAL FUND SHARES    if not readily available, at fair value as
CHANGES EVERY DAY BECAUSE THE    determined in good faith under
VALUE OF A FUND'S PORTFOLIO      procedures established by the Trust's
CHANGES CONSTANTLY. FOR          Board. The Fund also may use fair value
EXAMPLE, IF FUND XYZ HOLDS       pricing if it determines that a market
ACME CORP. STOCK IN ITS          quotation is not reliable based, among
PORTFOLIO AND THE PRICE OF ACME  other things, on events that occur after
STOCK GOES UP WHILE THE VALUE OF the quotation is derived or after the close
THE FUND'S OTHER HOLDINGS        of the primary market on which the
REMAINS THE SAME AND EXPENSES    security is traded, but before the time
DON'T CHANGE, THE NAV OF FUND    that the Fund's NAV is determined. This
XYZ WILL INCREASE.
-------------------------


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use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.
   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.
   Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the price of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.
   Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semiannual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semiannual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, Shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.


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HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. To the extent permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


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28  STRATEGIC PARTNERS MID-CAP VALUE FUND    [PHONE]  (800) 225-1852

How to Buy, Sell and
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Exchange Shares of the Fund
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   If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible financial institution" if:
  . You are selling more than $100,000 of shares, . You want the redemption proceeds made payable to someone that is not in our records,
  . You want the redemption proceeds sent to some place that is not in our records, or
  .  You are a business or a trust.
   An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions,
  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and
  . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).
   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


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Exchange Shares of the Fund
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   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase. Although Class A shares generally are not subject to a CDSC, in certain cases, as previously noted, a CDSC of 1% is applied to Class A shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  .  On certain sales effected through a Systematic Withdrawal Plan.
   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then


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30  STRATEGIC PARTNERS MID-CAP VALUE FUND    [PHONE]  (800) 225-1852

How to Buy, Sell and
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Exchange Shares of the Fund
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give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement plan or account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and accounts and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in any other series of the Trust or any other Strategic Partners mutual fund, as well as shares of Special Money Market Fund, Inc. (Special Money Fund), if you satisfy the minimum investment requirements. For example, you can


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                                                                  31

How to Buy, Sell and
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exchange Class A shares of the Fund for Class A shares of another Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Shares of the Fund also may be exchanged into Strategic Partners shares of Special Money Fund. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

   There is no sales charge for exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market fund will not be counted in calculating the required holding periods for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt.


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32  STRATEGIC PARTNERS MID-CAP VALUE FUND    [PHONE]  (800) 225-1852

How to Buy, Sell and
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Exchange Shares of the Fund
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When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Trust reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Trust will notify a market timer of rejection of an exchange or purchase order. If the Trust allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time to receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.
   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption and exchange procedure may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.


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                                                                  33

How to Buy, Sell and
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Exchange Shares of the Fund
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EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


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34  STRATEGIC PARTNERS MID-CAP VALUE FUND    [PHONE]  (800) 225-1852

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Financial Highlights
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The financial highlights below are intended to help you evaluate the financial performance of the Fund since its inception. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the period indicated.
   A copy of the Trust's annual report is available upon request, at no charge, as described on the back cover of this prospectus.

MID-CAP VALUE FUND

The financial highlights for the fiscal period ended February 28, 2003 were derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report on those financial statements was unqualified.

CLASS A SHARES

CLASS A SHARES

                                              MAY 31, 2002/a/
                                                 THROUGH
                                               FEBRUARY 28,
PER SHARE OPERATING PERFORMANCE                    2003
NET ASSET VALUE, BEGINNING OF PERIOD               $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                (0.05)
Net realized and unrealized loss on
 investment transactions                           (2.18)
TOTAL FROM INVESTMENT OPERATIONS                   (2.23)
-------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $7.77
TOTAL RETURN/b/                                  (22.30)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000)                   $21,524
Average net assets (000)                          $27,029
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and service
 (12b-1) fees/e/                                    1.66%/c/
Expenses, excluding distribution and service
 (12b-1) fees                                       1.41%/c/
Net investment loss                               (0.63)%/c/
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover/d/                                 62%
-------------------------------------------------------------

a Commencement of investment operations.
b Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
c Annualized.
d Not annualized for periods of less than one full year.
e The distributor of the Fund contractually agreed through 2-29-04 to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.


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                                                                  35

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Financial Highlights
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MID-CAP VALUE FUND

CLASS B SHARES

CLASS B SHARES

                                                              May 31,
                                                              2002/a/
                                                              through
                                                            February 28,
PER SHARE OPERATING PERFORMANCE                                 2003
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.09)
Net realized and unrealized loss on investment transactions     (2.19)
TOTAL FROM INVESTMENT OPERATIONS                                (2.28)
-------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $7.72
TOTAL RETURN/b/                                               (22.80)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000)                                $45,523
Average net assets (000)                                       $52,075
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and service
 (12b-1) fees                                                    2.41%/c/
Expenses, excluding distribution and service
 (12b-1) fees                                                    1.41%/c/
Net investment loss                                            (1.37)%/c/
-------------------------------------------------------------------------

a Commencement of investment operations.
b Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
c Annualized.


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36  STRATEGIC PARTNERS MID-CAP VALUE FUND    [PHONE]  (800) 225-1852

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Financial Highlights
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MID-CAP VALUE FUND

CLASS C SHARES

CLASS C SHARES

                                                May 31,
                                                2002/a/
                                                through
                                              February 28,
PER SHARE OPERATING PERFORMANCE                   2003
NET ASSET VALUE, BEGINNING OF PERIOD              $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                               (0.09)
Net realized and unrealized loss on
 investment transactions                          (2.19)
TOTAL FROM INVESTMENT OPERATIONS                  (2.28)
-----------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $7.72
TOTAL RETURN /b/                                (22.80)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000)                  $37,284
Average net assets (000)                         $43,641
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and service
 (12b-1) fees                                   2.41%/c/
Expenses, excluding distribution and service
 (12b-1) fees                                   1.41%/c/
Net investment loss                              (1.38)%/c/
-----------------------------------------------------------

a Commencement of investment operations.
b Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
c Annualized.


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                                                                  37

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Financial Highlights
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MID-CAP VALUE FUND

CLASS Z SHARES

CLASS Z SHARES

                                                May 31,
                                                2002/a/
                                                through
                                              February 28,
PER SHARE OPERATING PERFORMANCE                   2003
NET ASSET VALUE, BEGINNING OF PERIOD              $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                               (0.03)
Net realized and unrealized loss on
 investment transactions                          (2.19)
TOTAL FROM OPERATIONS                             (2.22)
-----------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $7.78
TOTAL RETURN/b/                                 (22.20)%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000)                  $18,109
Average net assets (000)                         $23,663
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and service
 (12b-1) fees                                      1.41%/c/
Expenses, excluding distribution and service
 (12b-1) fees                                      1.41%/c/
Net investment loss                              (0.38)%/c/
-----------------------------------------------------------

a Commencement of investment operations.
b Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
c Annualized.


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38  STRATEGIC PARTNERS MID-CAP VALUE FUND    [PHONE]  (800) 225-1852

The Strategic Partners
---------------------------------------------------------------------
Mutual Fund Family
---------------------------------------------------------------------


Strategic Partners offers a variety of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the applicable prospectus carefully before you invest or send money.


Strategic Partners Asset Allocation Funds
  Strategic Partners Conservative Growth Fund
  Strategic Partners Moderate Growth Fund
  Strategic Partners High Growth Fund

Strategic Partners Opportunity Funds
  Strategic Partners Focused Growth Fund
  Strategic Partners New Era Growth Fund
  Strategic Partners Focused Value Fund

  Strategic Partners Mid-Cap Value Fund

Strategic Partners Style Specific Funds
  Strategic Partners Large Capitalization Growth Fund
  Strategic Partners Large Capitalization Value Fund
  Strategic Partners Small Capitalization Growth Fund
  Strategic Partners Small Capitalization Value Fund
  Strategic Partners International Equity Fund
  Strategic Partners Total Return Bond Fund





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                                                                  39

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                                     Notes


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40  STRATEGIC PARTNERS MID-CAP VALUE FUND    [PHONE]  (800) 225-1852

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                                     Notes


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                                                                  41

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                                     Notes


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42  STRATEGIC PARTNERS MID-CAP VALUE FUND    [PHONE]  (800) 225-1852

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                                     Notes


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                                                                  43

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                                     Notes


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44  STRATEGIC PARTNERS MID-CAP VALUE FUND    [PHONE]  (800) 225-1852

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                                     Notes


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                                                                  45

      FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769

Visit our website at:
WWW.STRATEGICPARTNERS.COM

Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL
INFORMATION (SAI) (incorporated by reference into this prospectus)
ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT

Fund Symbols Nasdaq   CUSIP
------------ ------   -----
Class A      SPMC A 86276R841
Class B      SPMC B 86276R833
Class C      SPMC C 86276R825
Class Z      SPMC Z 86276R817

MFSP505A

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-09805

                     STRATEGIC PARTNERS MID-CAP VALUE FUND

                      Statement of Additional Information
                             dated April 30, 2003

   Strategic Partners Mid-Cap Value Fund (the Fund) is a non-diversified series of Strategic Partners Opportunity Funds (formerly Strategic Partners Series), an open-end, management investment company (the Trust). The investment objective of the Fund is long-term growth of capital. It seeks to achieve this objective by investing under normal circumstances at least 80% of its investable assets (net assets plus borrowings for investment purposes) in equity-related securities of mid-sized companies that are believed by the Fund's two investment advisers (each, an Advisor, and collectively, the Advisers) to have strong capital appreciation potential. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

   The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

   This statement of additional information (SAI) is not a prospectus and should be read in conjunction with the prospectus of the Fund dated April 30, 2003, a copy of which may be obtained from the Trust upon request at the address or phone number noted above. The Fund's audited financial statements for the fiscal year ended February 28, 2003 are incorporated in this SAI by reference to the Trust's 2003 annual report to shareholders (File No. 811-9805). You may obtain a copy of the Trust's annual report at no charge by request to the Trust at the address or phone number noted above.

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
            Fund History....................................... B-2
            Description of the Fund, Its Investments and Risks. B-2
            Investment Restrictions............................ B-15
            Management of the Trust............................ B-16
            Control Persons and Principal Holders of Securities B-22
            Investment Advisory and Other Services............. B-22
            Brokerage Allocation and Other Practices........... B-28
            Capital Shares, Other Securities and Organization.. B-30
            Purchase, Redemption and Pricing of Fund Shares.... B-31
            Shareholder Investment Account..................... B-40
            Net Asset Value.................................... B-43
            Taxes, Dividends and Distributions................. B-44
            Performance Information............................ B-48
            Financial Statements............................... B-50
            Appendix I--General Investment Information......... I-1
            Appendix II--Historical Performance Data........... II-1

--------------------------------------------------------------------------------
             MFSP505B

                                 FUND HISTORY

   The Trust was established as a Delaware business trust on January 28, 2000 under the name "Strategic Partners Series." On September 4, 2001, the Trust amended its Certificate of Trust, changing its name to "Strategic Partners Opportunity Funds." The Trust also offers shares of three other series, the Strategic Partners Focused Growth, Strategic Partners New Era Growth and Strategic Partners Focused Value Funds.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification

   The Trust is an open-end, management investment company. The Fund is a non-diversified series of the Trust.

   Investment Strategies and Risks. The investment objective of the Fund and the principal investment policies and strategies for seeking to achieve the Fund's objective are set forth in the Fund's prospectus. This section provides additional information on the Fund's principal investment policies and strategies, as well as information on certain non-principal investment policies and strategies. The Fund may not be successful in achieving its objective and you could lose money.

Equity-Related Securities

   Equity-related securities include common stocks as well as preferred stocks; securities convertible into or exchangeable for common or preferred stocks; equity investments in partnerships, joint ventures and other forms of non-corporate investment; real estate investment trusts (REITs); American Depositary Receipts (ADRs); American Depositary Shares (ADSs); and warrants and rights exercisable for equity securities. Purchased options are not considered equity securities for the Fund's purposes. The Fund will not invest more than 5% of its total assets in unattached rights and warrants.

   American Depositary Receipts and American Depositary Shares. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are denominated in U.S. dollars, registered domestically, easily transferable, and market quotations are readily available for them; and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

   Warrants and Rights. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

   Real Estate Investment Trusts. The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stock. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

U.S. Government Securities

   U.S. Treasury Securities. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

   Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Securities issued by agencies of the U.S. government or instrumentalities of the U.S. government include those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

   Obligations issued or guaranteed as to principal and interest by the U.S. government may take the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

   Special Considerations. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities generally are lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value of the Fund.

Foreign Investments

   The Fund is permitted to invest up to 20% of its total assets in securities of foreign issuers, including money market instruments and debt and equity securities. ADRs and ADSs are not considered foreign securities within this limitation.

   Investing in securities of foreign issuers and countries involves certain considerations and risks that are not typically associated with investing in securities of domestic companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

   There may be less publicly available information about foreign issuers and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange (NYSE) and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.

   In addition, if the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities that are held by the Fund; and protecting the U.S. dollar value of such securities that are held by the Fund.

   Under the Code, changes in an exchange rate that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

   Foreign securities include securities of any foreign country an Adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

   The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Risk Management and Return Enhancement Strategies

   The Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include the use of options on stock indexes and futures contracts and options on futures. The Fund also may purchase futures contracts on foreign currencies and on debt securities and aggregates of debt securities. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

   Options on Securities Indexes. The Fund may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Fund's portfolio. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series.

   A call option gives the purchaser, in exchange for a premium paid, the right, for a specified period of time, to purchase the position subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying position in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the position subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the position at the exercise price. The Fund might, therefore, be obligated to purchase the underlying position for more than its current market price.

   The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying securities that comprise the index or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

   The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

   Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of securities prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indexes would be subject to an Adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The Advisers currently use such techniques in conjunction with the management of other mutual funds.

   Risks of Transactions in Options. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

   Risks of Options on Indexes. The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

   Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

   The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in an Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

   Special Risks of Writing Calls on Indexes. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described below under "Limitations on the Purchase and Sale of Options on Stock Indexes and Futures Contracts and Options on Futures Contracts."

   Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

   Unless the Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

   When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.

   If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

   Futures Contracts. As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on stock indexes and foreign currencies. The Fund may sell futures contracts on debt securities, including U.S. government securities and aggregates of debt securities, stock indexes and foreign currencies.

   A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. government, and must be executed through a futures commission merchant (that is, a brokerage firm) that is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

   At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). The initial margin will be equal to a percentage of the contract amount, as determined from time to time by the exchange on which the futures contract is traded. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

   Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   The Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the Fund enters into a futures contract it is initially required to segregate with its custodian, in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to a percentage of the contract amount, as determined from time to time by the exchange on which the futures contract is traded. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that futures transactions initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on a futures contract that will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to segregate subsequent deposits at its custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

   A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market, where a physical commodity is being traded for immediate or spot delivery, for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of currency or financial instruments.

   The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by an Adviser may still not result in a successful transaction.

   Options on Futures Contracts. The Fund will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right but not the obligation to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

   The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

   The Fund may only write covered put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency that is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its custodian for the term of the option cash or other liquid assets, equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its custodian with respect to such put option). There is no limitation on the amount of the Fund's assets that can be segregated.

   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

   Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio that were being hedged.

   The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the securities it owns as a result of market activity or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of market activity or fluctuating currency exchange rates.

   Futures Contracts on Foreign Currencies and Options Thereon. The Fund may buy and sell futures contracts on foreign currencies and purchase and write options thereon. Generally, foreign currency futures contracts and options thereon are similar to the futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as initial margin. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, that is, "marked-to-market."

   The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If an Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the market or the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, market or currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

   The Fund may also use European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

   Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Futures contracts and options thereon on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lesser trading volume.

   Exchanges on which options, futures contracts and options on futures contracts are traded may impose limits on the positions that the Fund may take in certain circumstances.

   Special Risk Considerations Relating to Futures Contracts and Options Thereon. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by an Adviser may still not result in a successful hedging transaction.

   The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

   Successful use of futures contracts and options thereon by the Fund is subject to the ability of an Adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the Adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

   The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

   Limitations on the Purchase and Sale of Options on Stock Indexes and Futures Contracts and Options on Futures Contracts. The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

   The Fund will write put options on stock indexes and futures contracts on foreign currencies only if they are covered by segregating with its custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. In accordance with CFTC regulations, the Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3(z)), either:

      (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or

      (ii) the aggregate "notional value" (i.e., the size of a commodity futures or commodity option contract, in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) for each such unit) of all non-hedge commodity futures and commodity option contracts that the Fund has entered (determined at the time the most recent position was established) into does not exceed the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits").

   The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the CFTC. If this relief is modified or terminated, the Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits greater ability to invest in futures related instruments, the Fund may avail itself of the relief.

   Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the relevant Adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

   If the Fund has written an option on an industry or market segment index, it will segregate with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its custodian, it will not be subject to the requirements described in this paragraph.

   The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

   The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in foreign currency exchange rates that might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, and to enhance the Fund's return.

   In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

   Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Risks of Risk Management and Return Enhancement Strategies

   Participation in the options or futures market and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If a Subadviser's predictions of movements in the direction of the securities or foreign currency markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on a Subadviser's ability to predict correctly movements in the direction of securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

   Position Limits. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options that the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of an Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Loan Participation and Assignments

   The Fund may invest in loan participations and assignments. The Fund considers these investments to be investments in debt securities for purposes of this SAI. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund will acquire loan participations only if the lender interpositioned between the Fund and the borrower is determined by an Adviser to be creditworthy. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such right may be more limited than those held by the assigning lender.

   The Fund may have difficulty disposing of assignments and loan participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Repurchase Agreements

   The Fund may enter into repurchase agreements, whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

   The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the applicable Adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

   The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC (PI or the Manager), pursuant to an order of the Securities and Exchange Commission (the SEC or the Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Lending of Securities

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

   A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Trust (the Board). On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

   Short Sales. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (1) segregate with its custodian cash or liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

   The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replace the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of the Fund's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.

   The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short.

Borrowing

   The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made). The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board.

Illiquid Securities

   The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the Advisers would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in markets within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

   Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions, an Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of an Adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or be in default as to principal or interest.

Securities of Other Investment Companies

   The Fund is permitted to invest up to 10% of its total assets in securities of other non-affiliated investment companies. The Fund does not intend to invest in such securities during the coming year. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

Segregated Assets

   When the Fund is required to segregate assets in connection with certain portfolio transactions, it will designate liquid assets as segregated with its custodian. "Liquid assets" mean cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

When-Issued and Delayed Delivery Securities

   The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value per share (NAV).

Temporary Defensive Strategy and Short-Term Investments

   When adverse market or economic conditions dictate a defensive strategy, the Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

   These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

   The Fund may also temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the Fund's policy of normally investing at least 80% of its assets in equity securities.

Portfolio Turnover

   As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal year ended February 28, 2003 the Mid-Cap Value Fund had an annual portfolio turnover rate of 62%. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

   The Fund has adopted the investment restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

The Fund may not:

   1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

   2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

   3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

   4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

   5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

   6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

   7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   8. Make investments for the purpose of exercising control or management.

   9. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

   10. Make loans, except through (a) repurchase agreements and (b) loans of portfolio securities limited to 33 1/3% of the Fund's total assets.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE TRUST

   Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust, (as defined in the 1940 Act), are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." "Fund Complex" consists of the Trust and any other investment companies managed by PI.

                             Independent Trustees

                                                                                                  Number of
                                                                                                  Portfolios
                                                                                                   in Fund
                                        Term of Office/2/                                          Complex
                          Position with  and Length of             Principal Occupations           Overseen
Name, Address/1/ and Age    the Trust     Time Served               During Past 5 Years           by Trustee
------------------------  ------------- ----------------           ---------------------          ----------

Saul K. Fenster, Ph.D.       Trustee       Since 2000     Currently President Emeritus of New         80
  (70)                                                    Jersey Institute of Technology (since
                                                          2002) formerly President (1978-2002)
                                                          of New Jersey Institute of Technology;
                                                          Commissioner (1998-2002) of the
                                                          Middle States Association Commission
                                                          on Higher Education; Commissioner
                                                          (1985-2002) of the New Jersey
                                                          Commission on Science and
                                                          Technology; Member (since 2002)
                                                          Board of Directors of IDT Corporation;
                                                          Director (since 1998) Society of
                                                          Manufacturing Engineering Education
                                                          Foundation, Director (since 1995) of
                                                          Prosperity New Jersey; formerly a
                                                          director or trustee of Liberty Science
                                                          Center, Research and Development
                                                          Council of New Jersey, New Jersey State
                                                          Chamber of Commerce, and National
                                                          Action Council for Minorities in
                                                          Engineering.

Robert E. La Blanc (69)      Trustee       Since 2000     President (since 1981) of Robert E. La      77
                                                          Blanc Associates, Inc.
                                                          (telecommunications); formerly
                                                          General Partner at Salomon Brothers
                                                          and Vice-Chairman of Continental
                                                          Telecom; Trustee of Manhattan
                                                          College.


















                           Other Directorships
Name, Address/1/ and Age   held by Trustee/3/
------------------------   -------------------

Saul K. Fenster, Ph.D.    Director (since
  (70)                    2000) of IDT
                          Corporation.



















Robert E. La Blanc (69)   Director of Storage
                          Technology
                          Corporation (since
                          1979), Chartered
                          Semiconductor Ltd.
                          (Singapore) (since
                          1998), Titan
                          Corporation
                          (electronics, since
                          1995), Computer
                          Associates
                          International, Inc.
                          (since 2002)
                          (software
                          company), Director
                          (since 1999) of First
                          Financial Fund, Inc.
                          and Director (since
                          April 1999) High
                          Yield Plus Fund,
                          Inc.

                                                                                            Number of
                                         Term of                                            Portfolios
                                        Office/2/                                            in Fund
                                        and Length                                           Complex
                          Position with  of Time            Principal Occupations            Overseen   Other Directorships
Name, Address/1/ and Age    the Trust     Served             During Past 5 Years            by Trustee  held by Trustee/3/
------------------------  ------------- ----------          ---------------------           ----------  -------------------

Douglas H. McCorkindale      Trustee      Since    Chairman (since February 2001), Chief        77     Director of Gannett
  (63)                                    2000     Executive Officer (since June 2000) and             Co. Inc., Director of
                                                   President (since September 1997) of                 Continental Airlines,
                                                   Gannett Co. Inc. (publishing and                    Inc. (since May
                                                   media); formerly Vice Chairman (March               1993); Director of
                                                   1984-May 2000) of Gannett Co. Inc.                  Lockheed Martin
                                                                                                       Corp. (aerospace
                                                                                                       and defense) (since
                                                                                                       May 2001); Director
                                                                                                       of The High Yield
                                                                                                       Plus Fund, Inc.
                                                                                                       (since 1996).

W. Scott McDonald, Jr.       Trustee      Since    Vice President (since 1997) of Kaludis       80
  (66)                                    2000     Consulting Group, Inc. (company
                                                   serving higher education); formerly
                                                   principal (1995-1997), Scott McDonald
                                                   & Associates, Chief Operating Officer
                                                   (1991-1995), Fairleigh Dickinson
                                                   University, Executive Vice President and
                                                   Chief Operating Officer (1975-1991),
                                                   Drew University, interim President
                                                   (1988-1990), Drew University and
                                                   founding director of School, College
                                                   and University Underwriters Ltd.

Thomas T. Mooney (61)        Trustee      Since    Chief Executive Officer, the Rochester       97     Director, President
                                          2000     Business Alliance, formerly President of            and Treasurer (since
                                                   the Greater Rochester Metro Chamber                 1986) of First
                                                   of Commerce, Rochester City Manager;                Financial Fund, Inc.,
                                                   formerly Deputy Monroe County                       and Director (since
                                                   Executive; Trustee of Center for                    1988) of The High
                                                   Governmental Research, Inc.; Director               Yield Plus Fund, Inc.
                                                   of Blue Cross of Rochester and
                                                   Executive Service Corps of Rochester;
                                                   Director of the Rochester Individual
                                                   Practice Association.

Stephen Stoneburn (59)       Trustee      Since    President and Chief Executive Officer        75
                                          2000     (since June 1996) of Quadrant Media
                                                   Corp. (a publishing company); formerly
                                                   President (June 1995-June 1996) of
                                                   Argus Integrated Media, Inc.; Senior
                                                   Vice President and Managing Director
                                                   (January 1993-1995) of Cowles
                                                   Business Media and Senior Vice
                                                   President of Fairchild Publications, Inc
                                                   (1975-1989).

Clay T. Whitehead (64)       Trustee      Since    President (since 1983) of National           94     Director (since
                                          2000     Exchange Inc. (new business                         2000) of First
                                                   development firm).                                  Financial Fund, Inc.
                                                                                                       and Director (since
                                                                                                       2000) of the High
                                                                                                       Yield Plus Fund, Inc.

                                                 Interested Trustees/4/

                                         Term of                                            Number of
                                         Office/2/                                          Portfolios
                                           and                                               in Fund
                                          Length                                             Complex
                          Positions with of Time            Principal Occupations            Overseen  Other Directorships
Name, Address/1/ and Age    the Trust     Served             During Past 5 Years            by Trustee held by Trustee/3/
------------------------  -------------- --------           ---------------------           ---------- -------------------
Robert F. Gunia (56)      Trustee and     Since    Executive Vice President and Chief          116     Vice President and
                          Vice President   2000    Administrative Officer (since June                  Director (since May
                                                   1999) of PI; Executive Vice President               1989) and Treasurer
                                                   and Treasurer (since January 1996) of               (since 1999) of The
                                                   PI; President (since April 1999) of                 Asia Pacific Fund,
                                                   Prudential Investment Management                    Inc.
                                                   Services LLC (PIMS); Corporate Vice
                                                   President (since September 1997) of
                                                   Prudential Financial, Inc. (Prudential);
                                                   formerly Senior Vice President (March
                                                   1987-May 1999) of Prudential
                                                   Securities Incorporated (Prudential
                                                   Securities); formerly Chief
                                                   Administrative Officer (July 1989-
                                                   September 1996), Director (January
                                                   1989-September 1996) and Executive
                                                   Vice President, Treasurer and Chief
                                                   Financial Officer (June 1987-December
                                                   1996) of Prudential Mutual Fund
                                                   Management, Inc. (PMF).

David R. Odenath, Jr.     Trustee         Since    Formerly President, Chief Executive         116
  (45)                                    2000     Officer and Chief Operating Officer
                                                   (1999-2003) of PI; Senior Vice
                                                   President (since June 1999) of
                                                   Prudential; formerly Senior Vice
                                                   President (August 1993-May 1999) of
                                                   PaineWebber Group, Inc.

Information pertaining to Officers of the Trust who are not also Trustees is set forth below.

                                   Officers

                                                Term of Office/2/
                               Position(s) with  and Length of
Name, Address/1/ and Age          the Trust       Time Served              Principal Occupations During Past 5 Years
------------------------       ---------------- ----------------           -----------------------------------------
Judy A. Rice (55)               President          Since 2003     President, Chief Executive Officer, Chief Operating Officer
                                                                  and Officer-in-Charge (since 2003) of PI; formerly various positions to Senior Vice President (1992-1999) of
                                                                  Prudential Securities; and various positions to Managing
                                                                  Director (1975-1992) of Salomon Smith Barney; Member of
                                                                  Board of Governors of the Money Management Institute.

Lori E. Bostrom (40)            Secretary          Since 2003     Vice President and Corporate Counsel (since October 2002)
                                                                  of Prudential, formerly Senior Counsel of The Guardian Life
                                                                  Insurance Company of America (February 1996-October 2002)

Marguerite E. H. Morrison (47)  Assistant          Since 2003     Vice President and Chief Legal Officer--Mutual Funds and
                                Secretary                         Unit Investment Trusts (since August 2000) of Prudential,
                                                                  Senior Vice President and Assistant Secretary (since
                                                                  February 2001) of PI; Vice President and Assistant
                                                                  Secretary of PIMS (since October 2001), previously Vice
                                                                  President and Associate General Counsel (December
                                                                  1996-February 2001) of PI and Vice President and Associate
                                                                  General Counsel (September 1987-September 1996) of
                                                                  Prudential Securities.

Grace C. Torres (43)            Treasurer and      Since 2000     Senior Vice President (since January 2000) of PI; formerly
                                Principal                         First Vice President (December 1996-January 2000) of PI and
                                Financial and                     First Vice President (March 1993-1999) of Prudential
                                Accounting                        Securities.
                                Officer

Maryanne Ryan (38)              Anti-Money         Since 2002     Vice President, Prudential (since November 1998), First
                                Laundering                        Vice President, Prudential Securities (March 1997-May 1998).
                                Compliance
                                Officer

----------
1 Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
2 There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Trustee and/or Officer.
3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
4 "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager, an Adviser or the Distributor.

   The Trust has Trustees who, in addition to overseeing the actions of the Fund's Manager, Advisers and Distributor, decide upon matters of general policy, in accordance with the laws of the State of Delaware and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Advisers" and "Principle Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Trust's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Trust or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

   Trustees and Officers of the Trust are also trustees, directors and officers of some or all of the other investment companies advised by the Trust's Manager and distributed by PIMS.

   Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of Officers and employees of the Trust as well as the fees and expenses of all Interested Trustees of the Trust.

                            Standing Board Committees

   The Board has established two standing committees in connection with the governance of the Trust--Audit and Nominating.

   The Audit Committee consists of all of the Independent Trustees. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent public accountants, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended February 28, 2003.

   The Nominating Committee consists of all of the Independent Trustees. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Trust's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in the Trust, matters relating to Trustee compensation and expenses and compliance with the Trust's retirement policy. The Nominating Committee did not meet during the fiscal year ended February 28, 2003.

   In addition to the two standing Committees of the Trust, the Board has also approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. Messrs. McDonald and Mooney serve on the Executive Committee. Independent Trustees from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Trustees and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.

   The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose Boards the Trustees may be asked to serve.

   Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues daily deferred Trustees' fees which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.

   The Trust has no retirement or pension plan for its Trustees.

   The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended February 28, 2003 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Trust's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2002.

                              Compensation Table

                                                              Total
                                           Aggregate       Compensation
                                          Compensation      From Fund
                                              from         Complex Paid
    Name and Position                      the Trust       To Trustees
    -----------------                     ------------     ------------
    Eugene C. Dorsey -- Trustee/2,3/         $8,200    $145,500  (17/80)/1/
    Saul K. Fenster -- Trustee               $6,750    $140,000  (21/80)/1/
    Robert E. La Blanc -- Trustee            $7,184    $137,250  (20/77)/1/
    Douglas H. McCorkindale -- Trustee/2/    $6,400    $115,000  (18/77)/1/
    W. Scott McDonald, Jr. -- Trustee/2/     $7,534    $143,000  (21/80)/1/
    Thomas T. Mooney -- Trustee/2/           $6,400    $201,250  (29/97)/1/
    Stephen Stoneburn -- Trustee             $6,750    $120,250  (18/75)/1/
    Joseph Weber -- Trustee/3/               $6,750    $ 80,750   (9/63)/1/
    Clay T. Whitehead -- Trustee             $6,400    $196,750  (32/94)/1/

----------
1 Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.
2 Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of Trustees, in whole or in part, under the funds' deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2002, total value of deferred compensation for the year amounted to $138,574, $58,669, $134,555 and $164,629 for Messrs. Dorsey, McCorkindale, Mooney and McDonald, respectively.
3 Messrs. Dorsey and Weber retired on December 31, 2002.

   Interested Trustees and Officers do not receive compensation from the Trust or any fund in the Fund Complex and therefore are not shown in the compensation table.

   The following tables set forth the dollar range of equity securities in the Trust beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2002.

                         Trustee Share Ownership Table

                             Independent Trustees

                                                  Aggregate Dollar Range of Equity
                                               Securities in All Registered Investment
                        Dollar Range of Equity    Companies Overseen By Trustee in
Name of Trustee         Securities in the Fund              Fund Complex
---------------         ---------------------- ---------------------------------------
Eugene C. Dorsey                 --                      $10,001 -- $50,000
Saul K. Fenster                  --                      $50,001 -- $100,000
Robert E. La Blanc               --                         Over $100,000
Douglas H. McCorkindale          --                         Over $100,000
W. Scott McDonald, Jr.    $1,001 -- $10,000              $50,001 -- $100,000
Thomas T. Mooney                  --                        Over $100,000
Stephen Stoneburn                                           Over $100,000
Joseph Weber                      --                              --
Clay T. Whitehead                 --                        Over $100,000

                              Interested Trustees

                                                 Aggregate Dollar Range of Equity
                                              Securities in All Registered Investment
                      Dollar Range of Equity     Companies Overseen By Trustee in
Name of Trustee       Securities in the Trust              Fund Complex
---------------       ----------------------- ---------------------------------------
Robert F. Gunia                 --                         Over $100,000
David R. Odenath, Jr.           --                         Over $100,000

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   Trustees of the Trust are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

   As of April 18, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Fund.

   As of April 18, 2003, the owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of the Fund were as follows:

                                                                              Number of Shares
Name                                                   Address          Class (% of Fund class)
----                                          ------------------------- ----- -----------------
Merrill Lynch, Pierce Fenner 13-5674085       4800 Deer Lake Drive East   B     308,103/5.4%
& For The Sole Benefit Of Its Customers       Jacksonville Fl 32246
Merrill Lynch, Pierce Fenner 13-5674085       4800 Deer Lake Drive East   C     346,441/7.4%
& For The Sole Benefit Of Its Customers       Jacksonville Fl 32246

   As of April 18, 2003, Prudential Securities was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in the Fund:

                                                    Number of Shares
           Class                                    (% of Fund class)
           -----                                    -----------------

           Class A.................................  2,468,868/92.9%
           Class B.................................  5,116,517/90.0%
           Class C.................................  4,208,903/89.3%
           Class Z.................................  1,940,078/92.5%

                    INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Advisers

   The Manager of the Fund is Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus of the Fund. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies and as administrator to Prudential closed-end investment companies with aggregate assets of approximately $86.1 billion.

   PI is a subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the transfer agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

   Pursuant to a management agreement with the Trust (the Management Agreement), PI, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of all Advisers and make recommendations to the Board with respect to the retention of Advisers and the renewal of contracts. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by BONY, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

   For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of 0.90% of the Fund's average daily net assets up to and including $1 billion and 0.85% of average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly.

   The following table shows the amount that the Fund paid to PI pursuant to the Management Agreement for the fiscal period ended February 28, 2003.

                          Management Fees Paid to PI

                                          Fiscal Period
                    Fund             Ended February 28, 2003
                    ----             -----------------------
                    Mid-Cap Value/1/        $978,327

   -------
   /1/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

   In connection with its management of the business affairs of the Fund, PI bears the following expenses:

   (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of the Independent Trustees;

   (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

   (c) the costs and expenses payable to Fund Asset Management, L.P., doing business as Mercury Advisors (Mercury), and Harris Associates L.P. (Harris, and collectively with Mercury, the Advisers) pursuant to the subadvisory agreements between PI and Mercury or Harris, respectively (the Subadvisory Agreements).

   Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (1) the fees payable to the Manager, (2) the fees and expenses of Independent Trustees, (3) the fees and certain expenses of the custodian and transfer agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of legal counsel and independent accountants for the Fund, (5) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade associations of which the Fund may be a member, (8) the cost of share certificates representing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying the fees and expenses of notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (13) distribution and service fees.

   The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Management Agreement permits PI to employ Advisers under a "manager-of-managers" structure that allows PI to replace an Adviser or amend a Subadvisory Agreement without seeking shareholder approval.

   The Subadvisory Agreements provide that the Advisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Advisers are obligated to keep certain books and records of the Fund. Under the Subadvisory Agreements, the Advisers, subject to the supervision of PI, are responsible for managing the assets of the Fund in accordance with its investment objective, investment program and policies. The Advisers determine what securities and other instruments are purchased and sold for the Fund and are responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. Under the Subadvisory Agreements, each Adviser is compensated by PI for its services at an annual rate of 0.55% of the average daily net assets advised by the relevant Adviser on Fund assets up to and including $1 billion and 0.45% of such average daily net assets on total Fund assets in excess of $1 billion.

   Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadvisory Agreement may be terminated by the Trust, PI or the applicable Adviser upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Fund's prospectus, PI employs Mercury and Harris under a "manager of managers" structure that allows PI to replace Advisers or amend the Subadvisory Agreements without seeking shareholder approval.

   For the fiscal year or period ended February 28, 2003, PI paid to the Advisers the fees set forth in the following table.

                             Fees Paid to Advisers

                                                         Period Ended
       Fund                                    Adviser February 28, 2003
       ----                                    ------- -----------------
       Mid-Cap Value/1/....................... Mercury     $286,765
                                               Harris      $288,229

   -------
 /1/ The Mid-Cap Value Fund commenced operations on May 31,2002.

Matters Considered by the Board

   The Management and Subadvisory Agreements were approved by the Board, including all of the Independent Trustees on May 22, 2002, at an in-person meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Trust, the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Trust. The Board requested and evaluated reports from the Manager and Advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.

   With respect to the nature and quality of the services to be provided by the Manager and Advisers, the Board considered the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indexes and peer groups of funds, over the past one, three and five years. The Board considered the Manager's and Advisers' reputations and their stated intentions with respect to their respective investment management capabilities in the management of the Funds. The Board also considered each of the Manager's and Adviser's stated commitment to the maintenance of effective compliance programs for the Funds and their positive compliance history, as neither the Manager nor an Adviser has been subject to any significant compliance problems. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution to be provided by the Manager and Advisers. The Board reviewed the Manager's and Advisers' expected use of brokers or dealers that would provide research and other services to them, and the benefits that would be derived by the Fund from such services.

   With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements. The Board reviewed information from an independent data service about the rates of compensation paid to Advisers, and overall expense ratios, for funds comparable in character and investment strategy to the Fund. The Board noted that the fee rate paid by the Trust, on behalf of the Fund, to the Manager was comparable to the median compensation paid by comparable mutual funds. The Board also considered that the Trust's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Advisers. These matters were also considered at the meeting of Independent Trustees.

Principal Underwriter, Distributor and Rule 12b-1 Plans

   Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential.

   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Trust on behalf of the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the

Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.

   The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

   Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

   Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to 0.30% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to 0.25% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of 0.25%) may not exceed 0.30% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to 0.25% of the average daily net assets of the Class A shares for the fiscal year ending February 29, 2004. The Distributor also receives an initial sales charge from shareholders. The table below sets forth the payments received by the Distributor under the Class A Plan, the amount spent by the Distributor in distributing Class A shares and the amount of initial sales charges received by the Distributor in connection with the sale of Class A shares for the fiscal period ended February 28, 2003.

            Amounts Received by the Distributor for Class A Shares

                                                              Amount Spent
                                                          Distributing Class A     Approximate
Fund                                    Distribution Fees        Shares        Initial Sales Charge
----                                    ----------------- -------------------- --------------------
                                              2003                2003                 2003
                                        ----------------- -------------------- --------------------
Mid-Cap Value/1/.......................      $50,165            $50,100             $1,335,300

   -------
   /1/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

The amounts spent by the Distributor in distributing Class A shares were primarily for the payment of account servicing fees to financial advisers and other persons who sell Class A shares.

   Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of 0.75% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of 0.25% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares and an initial sales charge and the proceeds of contingent deferred sales charges (CDSCs) paid by investors upon certain redemptions of Class C shares.

   Class B Plan. For the fiscal period ended February 28, 2003, the Distributor received the distribution fees paid by the Fund and the proceeds of contingent deferred sales charges (CDSCs) paid by investors on the redemption of Class B shares as set forth below:

            Amounts Received by the Distributor for Class B Shares

Fund                                Distribution Fees Approximate CDSCs
----                                ----------------- -----------------
                                          2003              2003
                                    ----------------- -----------------
Mid-Cap Value/1/...................     $386,638          $223,400

   -------
   /1/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

   For the fiscal period ended February 28, 2003, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Fund's Class B shares:

      Amounts Spent by the Distributor in Connection with Class B Shares

                       Printing and   Compensation to   Commission
                          Mailing      Broker/Dealers   Payments to
                       Prospectuses   for Commissions    Financial                Total
                       to Other than to Representatives Advisers of              Amount
                          Current        and Other      Prudential   Overhead   Spent by
Fund                   Shareholders       Expenses      Securities   Costs/1/  Distributor
----                   ------------- ------------------ ----------- ---------- -----------
Mid-Cap Value/2/......     $400           $14,600        $422,900   $2,953,800 $3,391,700
                           (--%)          (0.4%)         (12.5%)     (87.1%)    (100.0%)

   -------
 /1/ Includes (a) the expenses of operating the branch offices of Prudential
     Securities and Pruco Securities Corporation (Prusec) in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of fund sales.
 /2/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

   Class C Plan. For the fiscal period ended February 28, 2003, the Distributor received the distribution fees paid by the Fund under the Class C Plan, initial sales charges and the proceeds of CDSCs paid by investors on the redemption of shares as set forth below:

            Amounts Received by the Distributor for Class C Shares

                                                 Approximate Initial
Fund                           Distribution Fees    Sales Charges    Approximate CDSCs
----                           ----------------- ------------------- -----------------
                                     2003               2003               2003
                               ----------------- ------------------- -----------------
Mid-Cap Value/1/..............      $324,023          $534,100            $57,900

   -------
   /1/ The Mid-Cap Value Fund commenced operations on May 31,2002.

   For the fiscal period ended February 28, 2003, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Fund's Class C shares:

      Amounts Spent by the Distributor in Connection with Class C Shares

                          Printing and   Compensation to   Commission
                             Mailing      Broker/Dealers   Payments to
                          Prospectuses   for Commissions    Financial              Total
                          to Other than to Representatives Advisers of            Amount
                             Current        and Other      Prudential  Overhead  Spent by
Fund                      Shareholders       Expenses      Securities  Costs/1/ Distributor
----                      ------------- ------------------ ----------- -------- -----------
Mid-Cap Value/2/.........    $   400           $ 0          $168,200   $559,300  $ 727,900
                              (0.1%)            --           (23.1%)    (76.8%)   (100.0%)

   -------
 /1/ Includes (a) the expenses of operating the branch offices of Prudential
     Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars,
     (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expense relating to branch promotion of Fund sales.
 /2/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

   Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

   The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Trustees who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

   Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

   In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

   PI may from time to time voluntarily waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares for the fiscal year ending February 29, 2004. Fee waivers and subsidies will increase the Fund's total return.

NASD Maximum Sales Charge Rule

   Pursuant to National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares.

Interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of the Fund may not exceed 0.75%. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

   The Bank of New York, One Wall Street, New York, N.Y. 10286, serves as custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

   Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants and in that capacity audits the annual financial statements of the Trust.

Codes of Ethics

   The Trust has adopted a Code of Ethics. In addition, the Manager, Advisers and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the SEC.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

   The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Advisers. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the Advisers' affiliates (an affiliated broker). Brokerage commissions on United States securities options and futures are subject to negotiation between the Manager and the broker or futures commission merchant.

   In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which the affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves the affiliated broker acting as principal with respect to any part of the Fund's order.

   In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

   When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

   The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

   When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

   The allocation of orders among firms and the commission rates paid are reviewed periodically by the Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

   Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

   The table below sets forth certain information concerning the payment of commissions by the Fund, including the commissions paid to an affiliated broker for the fiscal period ended February 28, 2003.

                                                                  Mid-Cap
                                                                Value Fund/1/
                                                                ------------
                                                                    2003
                                                                ------------
   Total brokerage commissions.................................   $708,370
   Total brokerage commissions paid to affiliated brokers......   $ 12,860
   Percentage of total brokerage commissions paid to
     affiliated brokers........................................       1.81%
   Percentage of the aggregate dollar amount of portfolio
     transactions involving the payment of commissions to
     affiliated brokers........................................        .04%

   -------
   /1/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

   Of the total brokerage commissions paid during this period, the following table sets forth the amount and percentage that the Fund paid to firms that provided research, statistical or other services to the Advisers. The Advisers have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                                                2003
                                         ------------------
                    Fund                 $ Amount Percentage
                    ----                 -------- ----------
                    Mid-Cap Value/1/.... $53,846     7.60%

   -------
   /1/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

   The Trust is required to disclose the Fund's holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940
Act) and their parents as of February 28, 2003. The following table shows such holdings as of that date.

                                        Broker
              Fund                      Dealer  Amount Debt/Equity
              ----                      ------- ------ -----------
              Mid-Cap Value............     N/A  N/A       N/A

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

   The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently divided into five series and four classes, designated Class A, Class B, Class C and Class Z shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

   Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

   The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

   Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and NAV procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

   The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

   Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge that, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Fund's prospectus.

Purchase by Wire

   For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to The Bank of New York, New York, N.Y., Custody and Shareholder Services Division, Attention: Strategic Partners Mid-Cap Value Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

   If you arrange for receipt by BONY of Federal Funds prior to the calculation of NAV (once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time), you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

   In making a subsequent purchase order by wire, you should wire BONY directly and should be sure that the wire specifies Strategic Partners Mid-Cap Value Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds.

Issuance of Fund Shares for Securities

   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by an Adviser.

Specimen Price Make-up

   Under the current distribution arrangements between the Fund and the Distributor, Class A* shares are sold with a maximum initial sales charge of 5%, Class C* shares are sold with a 1% initial sales charge, and Class B* and Class Z shares are sold at NAV. Using the NAV of the Fund at February 28, 2003, the maximum offering price of the Fund's shares is as follows:

       Class A
       NAV and redemption price per Class A share.................. $7.77
       Maximum sales charge (5% of offering price).................  0.41
                                                                    -----
       Maximum offering price to public............................ $8.18
                                                                    =====
       Class B
       NAV, offering price and redemption price per Class B share*. $7.72
                                                                    =====
       Class C
       NAV and redemption price per Class C share*................. $7.72
       Sales charge (1% of offering price).........................  0.08
                                                                    -----
       Offering price to public.................................... $7.80
                                                                    =====
       Class Z
       NAV, offering price and redemption price per Class Z share.. $7.78
                                                                    =====

----------
* Class A, Class B and Class C shares are subject to a CDSC on certain redemptions.

Selecting a Purchase Alternative

   The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

   If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

   If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

   If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

   If you qualify for a reduced sales charge on Class A shares, it generally may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC on shares sold within 12 months.

   If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

   Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Code, deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the Code, "rabbi" trusts and non-qualified deferred compensation plans (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

   Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the transfer agent, by:

    .  Officers of the Trust

    . Employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the transfer agent

    . Employees of Advisers, provided that purchases at NAV are permitted by such person's employer

    . Prudential, directors, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    . Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

    . Real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the transfer agent

    . Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund that imposes a distribution or service fee of 0.25% or less) and
       (3) the financial adviser served as the client's broker on the previous purchase

    . Investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    . Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    . Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket" programs).

   For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the transfer agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Trust or other Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the prospectus of the Fund.

   An eligible group of related Fund investors includes any combination of the following:

    .  An individual

    .  The individual's spouse, their children and their parents

    .  The individual's and spouse's IRA

    . Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    . A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    . A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    . One or more employee benefit plans of a company controlled by an individual.

   Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

   The transfer agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

   Letters of Intent. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Strategic Partners mutual funds. Retirement and group plans do not qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

   For purposes of the Letter of Intent, all shares of the Fund and shares of other Strategic Partners mutual funds that were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge.

   A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the transfer agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount that qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares

   The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

   The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

   The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons that distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

   Benefit Plans. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above).

   Investment of Redemption Proceeds from Other Investment
Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company. Such purchases must be made within 60 days of the redemption. This waiver is not available to investors who purchase shares directly from the transfer agent. You must notify the transfer agent directly or through your broker if you are entitled to this waiver and provide the transfer agent with such supporting documents as it may deem appropriate.

Class Z Shares

   Class Z shares of the Fund currently are available for purchase by the following categories of investors:

    . Benefit Plans provided that such Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

    . Participants in any fee-based program or trust program sponsored by an affiliate of the Distributor that includes mutual funds as investment options and for which the Fund is an available option;

    .  Current and former Trustees of the Trust;

    . The Manager or an Adviser or any of their affiliates with an investment of $10 million or more; and

    .  Qualified state tuition programs (529 plans).

   After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

   In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons that distribute shares a finder's fee, from its own resources, based on a percentage of the NAV of shares sold by such persons.

Rights of Accumulation

   Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Strategic Partners mutual funds (excluding money market fund shares, other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of funds within the Strategic Partners mutual fund family. The value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

   The Distributor, your broker or the transfer agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares

   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

   If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, the Distributor or to your broker.

Expedited Redemption Privilege

   By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank that is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the transfer agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings association or credit union. PMFS reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

   Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

   Redemption in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

   Involuntary Redemption. In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder, other than a shareholder that is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

   90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

   Contingent Deferred Sales Charge

   Certain redemptions of Class A shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you that reduces the current value of your Class A, Class B or Class C shares to an amount that is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                     Contingent Deferred Sales
                                      Charge as a Percentage
                 Year Since Purchase  of Dollars Invested or
                    Payment Made        Redemption Proceeds
                 ------------------- -------------------------
                       First........            5.0%
                       Second.......            4.0%
                       Third........            3.0%
                       Fourth.......            2.0%
                       Fifth........            1.0%
                       Sixth........            1.0%
                       Seventh......           None

   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

   (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

   (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

   (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

   (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

   The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

   In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Trust.

   You must notify the transfer agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.

Category of Waiver                                             Required Documentation

Death                                                          A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be considered disabled if he    A copy of the Social Security Administration award letter or a or she is unable to engage in any substantial gainful activity letter from a physician on the physician's letterhead stating that
by reason of any medically determinable physical or mental     the shareholder (or, in the case of a trust, the grantor) is
impairment that can be expected to result in death or to be    permanently disabled. The letter must also indicate the date of
of long-continued and indefinite duration.                     disability.

Distribution from an IRA or 403(b) Custodial Account           A copy of the distribution form from the custodial firm
                                                               indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 59 and is taking a normal
                                                               distribution--signed by the shareholder.

Distribution from Retirement Plan                              A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                                           A letter from the shareholder (for an IRA) or the plan
                                                               administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

   PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge--Class C Shares

   The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.

   Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such assets were held in the money market fund will be excluded. For example, Class B shares acquired through an exchange of assets held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

   Upon the initial purchase of Fund shares, a Shareholder Investment Account (Account) is established for each investor under which a record of the shares is maintained by the transfer agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and Distributions

   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the transfer agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

Exchange Privilege

   The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of the other mutual funds that the Trust offers and other Strategic Partners mutual funds, including Special Money Market Fund, Inc. (Money Fund), subject in each case to the minimum investment requirements of such funds. Shares of such other Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans offering only certain of the Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

   It is contemplated that the exchange privilege may be applicable to new Strategic Partners mutual funds whose shares may be distributed by the Distributor.

   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the mutual fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

   If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

   Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of other Strategic Partners mutual funds, and shares of Money Fund. No fee or sales load will be imposed upon the exchange. Shareholders of Money Fund who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of Strategic Partners mutual funds.

   Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of other Strategic Partners mutual funds and shares of Money Fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

   Class B and Class C shares of the Fund may also be exchanged for shares of Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in Money Fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from Money Fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into Money Fund prior to the last day of the month (and are held in Money Fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

   At any time after acquiring shares of other Strategic Partners mutual funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

   Class Z. Class Z shares may be exchanged for Class Z shares of other Strategic Partners mutual funds.

Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach approximately $44,300 and over $21,000 at a public university in 10 years.1

   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

            Period of
            Monthly Investments: $100,000 $150,000 $200,000 $250,000
            -------------------- -------- -------- -------- --------
                  25 Years......  $  105   $  158   $  210   $  263
                  20 Years......     170      255      340      424
                  15 Years......     289      438      578      722
                  10 Years......     547      820    1,093    1,366
                  5 Years.......   1,361    2,041    2,721    3,402

   See "Automatic Investment Plan"
----------
   /1/ Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.
   /2/ The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

   Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System. Share certificates are not issued to AIP participants.

   Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

Systematic Withdrawal Plan

   A systematic withdrawal plan is available to shareholders through the transfer agent, the Distributor or your broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at
(800) 225-1852 for more details.

   In the case of shares held through the transfer agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

   The transfer agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

   Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Tax Deferred Retirement Plans

   Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the transfer agent.

Tax-Deferred Retirement Accounts

   Individual Retirement Accounts. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          Tax-Deferred Compounding/1/

                        Contributions Personal
                        Made Over:    Savings    IRA
                        ------------- -------- --------
                          10 years... $ 26,283 $ 31,291

                          15 years...   44,978   58,649

                          20 years...   68,739   98,846

                          25 years...   98,936  157,909

                          30 years...  137,316  244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA will be subject to tax when withdrawn from the account. Distributions from a Roth IRA that meet the conditions required under the Code will not be subject to tax upon withdrawal from the account.

                                NET ASSET VALUE

   The Fund's NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indexes) are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price on such day in the absence of an asked price and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price on such day in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by an Adviser under procedures established by and under the general supervision of the Board.

   Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the applicable Adviser or the Manager (or Valuation Committee or Board), does not represent fair value, (Fair Value Securities) are valued by the Valuation Committee or Board in consultation with the Manager and Adviser, including, as applicable, their portfolio managers, traders, research and credit analysts and legal compliance personnel on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the market in which it does business, cost of the investment, transactions in comparable securities, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other report or information deemed reliable by the Manager or Advisers regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other Prudential or Strategic Partners mutual funds, and such other factors as may be determined by the Advisers, Manager, Board of Trustees or Valuation Committee to materially affect the value of security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Debt investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available otherwise a primary market dealer).

   Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

   The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains that are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. For federal income tax purposes, as of February 28, 2003 the Mid-Cap Value Fund has post-October capital losses of approximately $8,831,000 and a capital loss carryforward of approximately $9,863,000 which expires in 2011.

   Qualification of the Fund as a regulated investment company requires, among other things, that (1) the Fund derive at least 90% of its annual gross income from interest, dividends, payments with respect to certain securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (2) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities or the securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

   In addition, the Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year. Further, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

   Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Long-term capital gains are taxed at a rate of up to 20%. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as capital gains or losses. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Code that may, among other things, accelerate income or gain, convert long-term capital gain to short-term capital gain or ordinary income, or require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules that, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the distribution requirements referred to above. Moreover, the Fund's investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Fund's recognition of taxable income in excess of cash generated by such investments.

   Certain futures and foreign currency forward contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to distribution requirements referred to above, even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Gain or loss on the sale, lapse or other termination of options acquired by the Fund on stock and on narrowly-based stock indexes generally will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions that are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The straddle rules may also affect the characterization of Fund gains or losses as short-term or long-term (including the conversion of long-term capital gain to short-term capital gain) and may require the capitalization of certain related expenses of the Fund.

   Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on dispositions of debt securities denominated or referenced in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

   Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of the Fund on the reinvestment date.

   Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions that are expected to be or have been announced.

   Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

   A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

   Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder who is a nonresident alien individual or a foreign entity (foreign shareholder) are generally subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless, in general, the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions that are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

   Dividends received by corporate shareholders generally are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital gain and currency gain, gain or loss from Section 1256 contracts (described above) distributions from the real estate investment trusts, and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

   The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

   The Fund may, from time to time, invest in "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any "marketable stock" it holds of a PFIC. For this purpose, all stock in a PFIC that is owned directly or indirectly by the Fund is treated as marketable stock. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to the PFIC stock. No loss will be recognized on the marking to market of PFIC stock, except to the extent of mark-to-market gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the PFIC's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, the Fund would be required to obtain certain information from a PFIC, which, in many cases, may be difficult to do.

   Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Code for "passing-through" to its shareholders any foreign income taxes paid for foreign tax credit purposes.

   Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                            PERFORMANCE INFORMATION

   Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Average annual total return is computed according to the following formula:

                              P(1 + T) /n /= ERV


Where:   P =   hypothetical initial payment of $1000.
         T =   average annual total return.
         n =   number of years.
       ERV =   ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the
               1, 5 or 10 year periods (or fractional portion thereof).

   Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

   The average total returns for the since-inception period ended February 28, 2003 are set forth in the following table.

                             Average Total Returns

                        Fund             Since Inception
                        ----             ---------------
                        Mid-Cap Value/1/
                           Class A......     (26.19)%
                           Class B......     (26.66)%
                           Class C......     (24.34)%
                           Class Z......     (22.20)%

       ---
       /1/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption). Average annual total return (after taxes on distributions) is computed according to the following formula:

                             P(1+T)/n/ = ATV\\D\\

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
       n   =   number of years.
ATV\\D\\   =   ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5- or 10-year periods at the end of the 1-,
               5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

   The average total returns (after taxes on distributions) for the since-inception period ended February 28, 2003 are set forth in the following table.

             Average Total Returns (After Taxes on Distributions)

                        Fund             Since Inception
                        ----             ---------------
                        Mid-Cap Value/1/
                           Class A......     (26.19)%
                           Class B......     (26.66)%
                           Class C......     (24.34)%
                           Class Z......     (22.20)%

       ---
       /1/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

   Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                           P(1 + T) /n /= ATV\\DR\\

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
       n   =   number of years.
ATV\\DR\\  =   ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5- or 10-year periods at the end of the 1-,
               5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

   Average annual total return (after taxes on distributions and after taxes on distributions and redemption) each takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

   The average total returns (after taxes on distributions and redemption) for the since-inception period ended February 28, 2003 are set forth in the following table.

      Average Total Returns (After Taxes on Distributions and Redemption)

Fund                                                              Since Inception
----                                                              ---------------
Mid-Cap Value/1/
   Class A.......................................................    (26.19)%
   Class B.......................................................    (26.66)%
   Class C.......................................................    (24.34)%
   Class Z.......................................................    (22.20)%

       ---
       /1/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

   Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                  T = ERV--P
                                   -----
                                       P

Where:   P =   a hypothetical initial payment of $1000.
         T =   aggregate total return
       ERV =   ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the
               1, 5 or 10 year periods (or fractional portion thereof).

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

   The aggregate total returns for the since-inception period ended February 28, 2003 are set forth in the following table.

                            Aggregate Total Returns

                        Fund             Since Inception
                        ----             ---------------
                        Mid-Cap Value/1/
                           Class A......    (22.30)%
                           Class B......    (22.80)%
                           Class C......    (22.80)%
                           Class Z......    (22.20)%

       ---
       /1/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

                             FINANCIAL STATEMENTS

   The Fund's financial statements for the fiscal year ended February 28, 2003, incorporated in this SAI by reference to the Trust's 2003 annual report to shareholders (File No. 811-9805), have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Trust's annual report at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

   Advertising. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of Prudential or Strategic Partners, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

   From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style.

   The Trust also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart that compares the performance of different types of investments over the long term and the rate of inflation./1/

                                    [CHART]

----------------------------
PERFORMANCE
COMPARISON OF DIFFERENT
TYPES OF INVESTMENTS
OVER THE LONG TERM
(12/31/1926-12/31/2002)
----------------------------
Common Stocks          10.2%
Long-Term Gov't. Bonds  5.5%
Inflation               3.1%











----------
   /1 /Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

   The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

   This following chart shows the long-term performance of various asset classes and the rate of inflation.

               Each Investment Provides a Different Opportunity
                                    [CHART]


    Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential or Strategic Partners mutual fund.

    Generally, stock returns are due to capital appreciation and the reinvestment of gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

    Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest, equities are not. Inflation is measured by the consumer price index (CPI).

   Set forth below is historical performance data relating to various sections of the fixed-income securities market. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2002. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

   All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

                                  [CHART]


Historical Total Returns of Different Bond Market Sectors


YEAR                      1991    1992    1993    1994     1995    1996
__________________________________________________________________________
U.S. Government
Treasury
Bonds/1/                 15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%
__________________________________________________________________________
U.S. Government
Mortgage
Securities/2/            15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%
__________________________________________________________________________
U.S. Investment Grade
Corporate Bonds/3/        18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%
__________________________________________________________________________
U.S. High Yield
Bonds/4/                 46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%
__________________________________________________________________________
World Government
Bonds/5/                 16.2%    4.8%   15.1%    6.0%    19.6%    4.1%
==========================================================================
Difference between
highest and lowest
returns percent          30.9%   11.0%   10.3%    9.9%     5.5%    8.7%


YEAR                      1997    1998    1999      2000     2001      2002
____________________________________________________________________________
U.S. Government
Treasury
Bonds/1/                  9.6%   10.0%   (2.56)%   13.52%    7.23%    11.50%
____________________________________________________________________________
U.S. Government
Mortgage
Securities/2/             9.5%    7.0%    1.86%    11.16%    8.22%     8.75%
____________________________________________________________________________
U.S. Investment Grade
Corporate Bonds/3/        10.2%    8.6%   (1.96)%    9.39%   10.40%   10.52%
____________________________________________________________________________
U.S. High Yield
Bonds/4/                 12.8%    1.6%    2.39%    (5.86)%   5.28%   (1.41)%
____________________________________________________________________________
World Government
Bonds/5/                 (4.3)%   5.3%   (5.07)%   (2.63)%  (3.54)%   21.99%
============================================================================
Difference between
highest and lowest
returns percent          17.1%    8.4%    7.46%    19.10%   13.94%    23.40%



/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMCC).

/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/ Salomon Smith Barney World Government Index (Non U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

   This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2002. It does not represent the performance of any Prudential or Strategic Partners mutual fund.

    Average Annual Total Returns of Major World Stock Markets 12/31/1985 -
                         12/31/2002 (in U.S. Dollars)

     [CHART]

Denmark           10.58%
Hong Kong         10.44%
USA               10.25%
Netherlands       10.00%
United Kingdom     9.48%
Switzerland        9.46%
Sweden             9.41%
Belgium            8.64%
Spain              8.55%
Europe             8.03%
France             7.56%
Australia          7.07%
Canada             6.86%
Norway             6.49%
Austria            4.00%
Germany            3.94%
Italy              2.39%
Japan             -1.21%


Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/02. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.
   This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

                                    [CHART]

         Capital Appreciation       Capital Appreciation
       and Reinvesting Dividends            Only
       -------------------------    --------------------
1977             10000                    10000
                  9506.94                  9380.65
                 10316                    10045.2
                 11210.1                  10782.3
                 10657.8                  10106.2
                 11413.7                  10682.4
                 11724.9                  10821.2
                 12621.8                  11495.3
                 12639.7                  11350
                 12119.2                  10734.9
                 13753.9                  12012.5
                 15296.9                  13192.3
                 16748.1                  14275.4
                 16979                    14300.7
                 16588.8                  13797
                 14891.3                  12216.5
                 15923.5                  12886.3
                 14759.7                  11772.8
                 14677                    11525.7
                 16367.5                  12662.4
1982             19354.4                  14788.6
                 21292.8                  16084.1
                 23656.6                  17677.2
                 23625                    17462.7
                 23719.8                  17342.8
                 23151.6                  16738.2
                 22557                    16107.3
                 24743.6                  17465.8
                 25207.9                  17585.7
                 27522.9                  18996.8
                 29541.5                  20173.5
                 28331.9                  19146.2
                 33205.8                  22216.6
                 37889.3                  25120.9
                 40122.5                  26376.4
                 37323.6                  24323.9
                 39403.6                  25464.8
                 47817.2                  30673
                 50217.6                  31966.3
                 53530.3                  33841.2
1987             41472.5                  25981.1
                 43826.1                  27222.9
                 46738                    28759.2
                 46896.7                  28592
                 48341.3                  29202.9
                 51767.1                  31006.3
                 56328.2                  33436.4
                 62351.1                  36714
                 63632.4                  37160.9
                 61718.1                  35745.5
                 65591.6                  37646.7
                 56588.9                  32181.9
                 61654.2                  34723.4
                 70595.1                  39455.3
                 70426.5                  39028.4
                 74184.3                  40784.4
                 80397.1                  43858
                 78369.6                  42449
                 79857                    42916.9
                 82375.9                  43932.7
1992             86513.9                  45816
                 90289.5                  47494.2
                 90722.3                  47374.3
                 93058.7                  48257.6
                 95214.5                  49048.4
                 91610.1                  46872.8
                 91992.9                  46716.1
                 96481.5                  48653
                 96465.2                  48292.3
                105847                    52650.9
                115937                    57281.8
                125144                    61452.1
                132672                    64766.6
                139792                    67875.9
                146058                    70518.4
                150574                    72272.3
                163114                    77890.6
                167496                    79613
                196711                    93074.7
                211444                    99608.8
1997            217514                   102043
                247833                   115852
                256062                   119226
                230649                   106941
                279721                   129257
                293651                   135265
                314312                   144344
                294735                   134880
                338555                   154495
                346308                   157579
                337110                   152955
                333843                   151053
                307740                   138831
                271278                   122012
                287144                   128751
                245013                   109457
                271193                   120723
                271940                   120651
                235528                   104082
                194862                    85729.8
2002            211280                    92515.2

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  World Stock Market Capitalization by Region
                          World Total: 15.9 Trillion

                                    [CHART]

U.S.            56.2%
Europe          29.7%
Pacific Basin   11.8%
Canada           2.3%

Source: Morgan Stanley Capital International, December 31, 2002. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential or Strategic Partners mutual fund.

                               -----------------

The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           Long Term U.S. Treasury Bond Yield in Percent (1926-2002)

           [CHART]

1926      3.5439
          3.1650
          3.3994
          3.4048
          3.3041
          4.0725
          3.1515
          3.3560
          2.9259
          2.7634
1936      2.5541
          2.7336
          2.5237
          2.2589
          1.9434
          2.0360
          2.4572
          2.4788
          2.4601
          1.9926
1946      2.1235
          2.4319
          2.3692
          2.0910
          2.2412
          2.6875
          2.7876
          2.7356
          2.7190
          2.9471
1956      3.4545
          3.2330
          3.8170
          4.4710
          3.8031
          4.1520
          3.9541
          4.1694
          4.2266
          4.5002
1966      4.5549
          5.5599
          5.9776
          6.8670
          6.4761
          5.9662
          5.9937
          7.2562
          7.6026
          8.0467
1976      7.2087
          8.0293
          8.9772
         10.1151
         11.9872
         13.3390
         10.9510
         11.9663
         11.7010
          9.5579
1986      7.8891
          9.2043
          9.1850
          8.1634
          8.4436
          7.3013
          7.2573
          6.5444
          7.9924
          6.0280
1996      6.7253
          6.0228
          5.4235
          6.8208
          5.5805
          5.7509
2002      4.83538


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2002. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only y and should not be construed to represent the yields of any Prudential or Strategic Partners mutual fund.

                                     II-4